Exhibit 99.2

IRET

Third Quarter Fiscal 2008
Supplemental Operating and Financial Data
for the Quarter Ended January 31, 2008

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	12 Main Street South Minot, ND 58701 Tel 701-837-4738 Fax 701-837-7117 www.iret.com

Supplemental Financial and Operating Data

January 31, 2008

Page

Company Background and Highlights
Investment Cost by Segment
Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations	6
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Mortgage Debt Analysis	8
Capital Analysis	9

Portfolio Analysis
Stabilized Properties Net Operating Income (NOI) Summary	10
Net Operating Income (NOI) Detail	11-12
Stabilized Properties & Overall Economic Occupancy Levels by Segment	13

Tenant Analysis
Commercial Leasing Summary	14-15
Multi-Family Residential Summary	16
10 Largest Tenants - Based on Annualized Base Rent	17
Lease Expirations as of January 31, 2008	18

Growth and Strategy
Fiscal 2008 Acquisition Summary	19
Fiscal 2007 & 2008 Development Summary	20

Company Background and Highlights
Third Quarter Fiscal 2008

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, office, medical (including senior housing), industrial and retail segments.

Through the third quarter of fiscal year 2008, IRET has acquired $45.4 million in assets, consisting of five office/warehouse properties, one medical office property, one office building and one multi-family residential property.  The Company had no material dispositions during the nine months ended January 31, 2008.  IRET also completed the development of a 67-unit apartment building during the third quarter of fiscal year 2008.

IRET raised over $66 million of capital through its sale of 6.9 million common shares of beneficial interest in a public offering completed during the second quarter of fiscal year 2008.  Additionally, IRET renewed its three unsecured lines of credit, totaling $32 million, and, in January 2008, paid its 147th consecutive quarterly distribution per common share/unit at equal or increasing rates.  During the third quarter of fiscal year 2008, the Company’s Distribution Reinvestment Plan was revised to add a voluntary cash contribution feature, permitting shareholders participating in the plan to make optional cash payments of $250 to $3,000 per month to purchase IRET common shares at a discount (currently 5%) from the market price.

In November 2007, IRET acquired 610 Business Center IV, a one-story, approximately 78,560 square foot office building constructed in 2006 and located on 6.6 acres in Brooklyn Park, Minnesota.  The Company paid approximately $4.8 million in cash to acquire the building, and issued limited partnership units of the Company’s operating partnership, IRET Properties, valued at approximately $1.7 million, for the balance of the $6.5 million purchase price.  The building is currently 100% leased to a single tenant expected to commence occupancy in May 2008, following completion of tenant improvements.

In December 2007, the Company acquired Greenfield Apartments, a 96-unit multi-family residential apartment complex built in 1991-1992 and located on approximately 4.4 acres in Omaha, Nebraska. The apartment complex was 96.4% leased at acquisition.  IRET paid $4.7 million for the Greenfield Apartments, consisting of $1.5 million of cash and limited partnership units of IRET Properties valued at $3.2 million.

In December 2007, the Company acquired the Intertech Office Building, a two-story, approximately 64,607 square foot office building built in 1984 and located on approximately 3.4 acres in Fenton, Missouri.  The Company paid $7 million in cash for the property, which had an appraised value at the time of purchase of $7.1 million.  The Company acquired the property from affiliates of W. David Scott, a member of the Company’s Board of Trustees.  As required by the Company’s Declaration of Trust, the acquisition was approved by a majority of IRET’s Trustees (with Mr. Scott abstaining), and by a majority of the independent trustees, and the property was purchased at a cost less than the current appraised value of the asset.  Upon acquisition, the property was 90.6% leased.

On January 2, 2008, the Company completed construction of its 67-unit Cottonwood IV multi-family apartment building, adjacent to three existing apartment buildings owned by the Company in Bismarck, North Dakota.  The project cost approximately $6.2 million to construct.  As of January 31, 2008, 7.9% of the building’s units were leased.  At the end of February 2008, approximately 26.1% of the buildings units were leased.

In January 2008, Edward T. Schafer, a trustee of the Company since 2006, resigned from the Company’s Board of Trustees following his appointment by President Bush as Secretary of Agriculture.

As of January 31, 2008, IRET owns a diversified portfolio of 224 properties consisting of  70 multi-family residential properties, 66 office properties, 35 medical properties (including senior housing), 16 industrial properties and 37 retail properties.  IRET’s distributions have increased every year for 37 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRETS).

Certain statements in the supplemental disclosures that follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2007 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2008 Acquisitions and Completed Development Project

Cottonwood IV Apartments	Intertech Office Building
Bismarck, ND	Fenton, MO

Greenfield Apartments	610 Business Center IV
Omaha, NE	Brooklyn Park, MN

Investment Cost by Segment — Third Quarter Fiscal 2008

With investments in the multi-family residential, commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s balanced portfolio helps to provide stability during market fluctuations in returns from specific property types.

Consolidated Statements of Operations
(In thousands, except per share data)
(unaudited)

	Three Months Ended
OPERATING RESULTS	01/31/2008		10/31/2007		07/31/2007		04/30/2007		01/31/2007
Real estate revenue	$54,472		$54,274		$53,642		$53,741		$51,096
Real estate expenses	21,593		21,085		20,905		21,671		19,058
Net operating income	32,879		33,189		32,737		32,070		32,038
Interest	(15,840)		(15,687)		(15,442)		(15,324)		(15,220)
Depreciation/amortization	(12,521)		(12,517)		(12,548)		(12,180)		(11,979)
Administrative, advisory and trustee fees	(1,348)		(1,267)		(1,196)		(1,177)		(1,237)
Operating expenses	(343)		(457)		(253)		(307)		(319)
Non-operating income	1,023		431		635		694		1,008
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$3,850		$3,692		$3,933		$3,776		$4,291

Gain (loss) on sale of other investments	2		3		(1)		(2)		0
Minority interest portion of operating partnership income	(858)		(859)		(987)		(927)		(1,054)
Minority interest portion of other partnerships’ (income) loss	(11)		0		36		39		12
Income from continuing operations	2,983		2,836		2,981		2,886		3,249
Discontinued operations, net of minority interest	0		0		0		1,149		205
NET INCOME	2,983		2,836		2,981		4,035		3,454
Dividends to preferred shareholders	(593)		(593)		(593)		(593)		(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,390		$2,243		$2,388		$3,442		$2,861

Per Share Data
Earnings per common share from continuing operations	$.04		$.04		$.05		$.05		$.06
Earnings per common share from discontinued operations	.00		.00		.00		.02		.00
Net income per common share – basic & diluted	.04		.04		.05		.07		.06

Percentage of Revenues:
Real estate expenses	39.6%		38.8%		39.0%		40.3%		37.3%
General and administrative	2.5%		2.3%		2.2%		2.2%		2.4%

Ratios:
EBITDA/Interest expense	2.0	x	2.0	x	2.0	x	2.0	x	2.0	x
EBITDA/Interest expense plus preferred distributions	1.9	x	1.9	x	2.0	x	1.9	x	1.9	x

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets
(In thousands)
(unaudited)

	01/31/2008	10/31/2007	07/31/2007	04/30/2007	01/31/2007
ASSETS
Real estate investments
Property owned	$1,558,560	$1,529,063	$1,520,975	$1,489,287	$1,467,074
Less accumulated depreciation	(209,400)	(199,682)	(190,127)	(180,544)	(172,474)
	1,349,160	1,329,381	1,330,848	1,308,743	1,294,600
Unimproved land	18,635	14,454	9,018	7,392	6,742
Mortgage loan receivable, net of allowance	548	391	393	399	404
Total real estate investments	1,368,343	1,344,226	1,340,259	1,316,534	1,301,746
Other assets
Cash and cash equivalents	76,392	89,302	24,647	44,516	43,603
Marketable securities – available-for-sale	2,160	2,090	2,046	2,048	1,592
Receivable arising from straight-lining of rents, net of allowance	13,753	13,430	13,097	12,558	11,357
Accounts receivable, net of allowance	3,842	2,279	2,980	3,171	2,592
Real estate deposits	1,103	1,601	272	735	1,305
Prepaid and other assets	821	1,445	1,917	568	683
Intangible assets, net of accumulated amortization	29,025	30,457	32,999	33,240	35,589
Tax, insurance, and other escrow	8,060	6,539	7,529	7,222	6,943
Property and equipment, net	1,487	1,486	1,476	1,458	1,445
Goodwill	1,396	1,397	1,397	1,397	1,414
Deferred charges and leasing costs, net	13,528	12,624	12,447	11,942	11,362
TOTAL ASSETS	$1,519,910	$1,506,876	$1,441,066	$1,435,389	$1,419,631

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$29,573	$22,974	$25,205	$28,995	$26,942
Mortgages payable	975,785	967,612	960,086	951,139	936,043
Other	1,019	1,161	1,103	896	1,066
TOTAL LIABILITIES	1,006,377	991,747	986,394	981,030	964,051

COMMITMENTS AND CONTINGENCIES (NOTE 6)
MINORITY INTEREST IN PARTNERSHIPS	12,768	12,781	12,818	12,925	16,317
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	155,301	154,274	159,477	156,465	153,156
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	433,645	429,236	357,614	354,495	351,084
Accumulated distributions in excess of net income	(115,546)	(108,474)	(102,526)	(96,827)	(92,264)
Accumulated other comprehensive income (loss)	48	(5)	(28)	(16)	(30)
Total shareholders’ equity	345,464	348,074	282,377	284,969	286,107
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,519,910	$1,506,876	$1,441,066	$1,435,389	$1,419,631

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations
(In thousands, except per share data)
(unaudited)

	Three Months Ended
	01/31/2008	10/31/2007	07/31/2007	04/30/2007	01/31/2007
Funds From Operations(1)
Net income	$2,983	$2,836	$2,981	$4,035	$3,454
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	2,390	2,243	2,388	3,442	2,861
Adjustments:
Minority interest in earnings of Unitholders	858	859	987	1,390	1,139
Depreciation and amortization	12,456	12,452	12,485	12,129	11,971
(Gains)/loss on depreciable property sales	(2)	(3)	1	(1,616)	(349)
Funds from operations applicable to common shares and Units	$15,702	$15,551	$15,861	$15,345	$15,622

FFO per share and unit - basic and diluted	$0.21	$0.22	$0.23	$0.23	$0.23
Weighted average shares and units	75,755	70,158	68,947	67,284	67,471

(1)   Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)
(In thousands)
(unaudited)

	Three Months Ended
	01/31/2008	10/31/2007	07/31/2007	04/30/2007	01/31/2007
EBITDA(1)
Net income	$2,983	$2,836	$2,981	$4,035	$3,454
Adjustments:
Minority interest portion of operating partnership income	858	859	987	1,390	1,139
Income before minority interest	3,841	3,695	3,968	5,425	4,593
Add:
Interest	15,840	15,687	15,442	15,366	15,299
Depreciation/amortization related to real estate investments	12,165	12,177	12,205	11,823	11,768
Amortization related to non-real estate investments	356	340	343	362	261
Amortization related to real estate revenues	(79)	(99)	(40)	(32)	(29)
Less:
Interest income	(953)	(339)	(354)	(542)	(700)
(Gain) loss on sale of real estate, land and other investments	(2)	(3)	1	(1,616)	(349)

EBITDA	$31,168	$31,458	$31,565	$30,786	$30,843

(1) EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Long-Term Mortgage Debt Analysis
(In thousands)

Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt
2008	$6,931	$0	$6,931
2009	21,161	2,668	23,829
2010	124,723	2,500	127,223
2011	82,411	0	82,411
2012	72,369	4,955	77,324
2013	26,509	4,988	31,497
2014	50,819	7,456	58,275
2015	73,733	0	73,733
2016	68,141	911	69,052
Thereafter	424,315	1,195	425,510

Total maturities	$951,112	$24,673	$975,785

	01/31/2008	10/31/2007	07/31/2007	04/30/2007	01/31/2007
Balances Outstanding
Mortgage
fixed rate	$951,112	$943,632	$938,677	$929,474	$914,107
variable rate	24,673	23,980	21,409	21,665	21,936

Mortgage total	975,785	967,612	960,086	951,139	936,043

Weighted Average Interest Rates
Secured	6.44%	6.36%	6.37%	6.43%	6.45%

Capital Analysis
(In thousands, except per share amounts)

	01/31/2008	10/31/2007	07/31/2007	04/30/2007	01/31/2007
Equity Capitalization

Common shares outstanding	56,977	56,419	48,893	48,570	48,222
Operating partnership units outstanding	20,395	20,114	20,494	19,981	19,308
Total shares and OP units outstanding	77,372	76.533	69,387	68,551	67,530
Market price per common share (closing price at end of period)	$9.80	$10.85	$9.62	$10.55	$10.36
Equity market capitalization-common shares and OP Units	$758,246	$830,383	$667,503	$723,213	$699,611
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity market capitalization	$785,563	$857,700	$694,820	$750,530	$726,928

Debt Capitalization
Total mortgage debt	$975,785	$967,612	$960,086	$951,139	$936,043
Total market capitalization	$1,761,348	$1,825,312	$1,654,906	$1,701,669	$1,662,971

Total debt to total market capitalization	0.55:1	0.53:1	0.58:1	0.56:1	0.56:1

Earnings to fixed charges(1)	1.2x	1.2x	1.2x	1.2x	1.2x
Debt service coverage ratio(2)	1.4x	1.5x	1.5x	1.2x	1.4x

Distribution Data
Common shares outstanding at record date	56,489	49,050	48,570	48,222	47,913
Total common distribution paid	$9,462	$8,191	$8,087	$8,005	$7,930
Common distribution per share	$0.1675	$0.1670	$0.1665	$0.1660	$0.1655
Payout ratio (FFO per share basis)(3)	79.8%	75.9%	72.4%	72.2%	72.0%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries plus fixed charges, less capitalized interest. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

(2)             Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3) The ratio of the current quarterly distribution rate per common share divided by quarterly FFO per share.

Stabilized Properties Net Operating Income (NOI) Summary
(In thousands)

	Stabilized Properties(1)			Stabilized Properties
	Three Months Ended January 31,			Nine Months Ended January 31,
Segment	2008	2007	% Change	2008	2007	% Change
Multi-Family Residential	$9,007	$8,882	1.4%	$26,769	$26,124	2.5%
Commercial Office	8,347	8,450	(1.2%)	25,169	25,857	(2.7%)
Commercial Medical	6,382	6,638	(3.9%)	19,509	19,353	0.8%
Commercial Industrial	1,561	1,603	(2.6%)	4,814	4,680	2.7%
Commercial Retail	2,341	2,193	6.7%	7,081	6,779	4.5%

	$27,638	$27,766	(0.5%)	$83,342	$82,793	0.7%

1.    For 3rd Quarter 2008 and 3rd Quarter 2007, stabilized properties excluded:

Multi-family Residential -  17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN; St. Cloud Student Housing, St. Cloud, MN; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.

Commercial Office -          17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS; Woodlands Plaza, Maryland Heights, MO; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.

Commercial Medical -        2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI; St. Michaels, St. Michael, MN and Barry Point, Kansas City, MO.

Commercial Industrial -     Bloomington 2000, Bloomington, MN; Roseville 2929, Roseville, MN; Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.

Commercial Retail -           17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

Also excluded from Stabilized Properties in Q3 2008 and Q3 2007 are Sold Properties: 405 Grant Avenue Apartments, Harvey, ND and Minnetonka Office Building, Minnetonka, MN.

Net Operating Income (NOI) Detail
(In thousands)

	Three Months Ended January 31, 2008
	Multi-family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized	$16,894	$14,904	$8,536	$1,919	$3,404	$0	$45,657
Non-Stabilized(1)	1,525	5,717	343	1,109	121	0	8,815

Total	18,419	20,621	8,879	3,028	3,525	0	54,472
Real estate expenses
Stabilized	7,887	6,557	2,154	358	1,063	0	18,019
Non-Stabilized(1)	753	2,296	105	352	68	0	3,574

Total	8,640	8,853	2,259	710	1,131	0	21,593
Net Operating Income (NOI)
Stabilized	9,007	8,347	6,382	1,561	2,341	0	27,638
Non-Stabilized(1)	772	3,421	238	757	53	0	5,241

Net operating income	$9,779	$11,768	$6,620	$2,318	$2,394	$0	$32,879

Reconciliation of NOI to net income available to common shareholders
Interest	$(4,923)	$(5,823)	$(2,900)	$(925)	$(1,057)	$(212)	$(15,840)
Depreciation/amortization	(3,341)	(5,216)	(2,072)	(799)	(673)	(420)	(12,521)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,348)	(1,348)
Operating expenses	0	0	0	0	0	(343)	(343)
Non-operating income	0	0	0	0	0	1,023	1,023
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	1,515	729	1,648	594	664	(1,300)	3,850

Gain (loss) on sale of other investments	0	0	0	0	0	2	2
Minority interest portion of operating partnership income	0	0	0	0	0	(858)	(858)
Minority interest portion of other partnerships’ (income) loss	0	0	0	0	0	(11)	(11)
Income from continuing operations	1,515	729	1,648	594	664	(2,167)	2,983
Discontinued operations, net of minority interest(2)	0	0	0	0	0	0	0
NET INCOME	1,515	729	1,648	594	664	(2,167)	2,983
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,515	$729	$1,648	$594	$664	$(2,760)	$2,390

1.    For 3rd Quarter 2008 and 3rd Quarter 2007, stabilized properties excluded:

Multi-family Residential -    17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN; St. Cloud Student Housing, St. Cloud, MN; Cottonwood IV Apartments, Bismarck, ND and Greenfield Apartments, Omaha, NE.

Commercial Office -        17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS; Woodlands Plaza, Maryland Heights, MO; 610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.

Commercial Medical -      2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI; St. Michaels, St. Michael, MN and Barry Point, Kansas City, MO.

Commercial Industrial -   Bloomington 2000, Bloomington, MN; Roseville 2929, Roseville, MN; Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA and Woodbury 1865, Woodbury, MN.

Commercial Retail -         17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

Also excluded from Stabilized Properties in Q3 2008 and Q3 2007 are Sold Properties: 405 Grant Avenue Apartments, Harvey, ND and Minnetonka Office Building, Minnetonka, MN.

2.    Discontinued operations include: None

Net Operating Income (NOI) Detail
(In thousands)

	Three Months Ended January 31, 2007
	Multi-family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized	$16,239	$14,629	$8,647	$1,859	$3,290	$0	$44,664
Non-Stabilized(1)	717	5,321	82	199	113	0	6,432

Total	16,956	19,950	8,729	2,058	3,403	0	51,096
Real estate expenses
Stabilized	7,357	6,179	2,009	256	1,097	0	16,898
Non-Stabilized(1)	351	1,761	0	41	7	0	2,160

Total	7,708	7,940	2,009	297	1,104	0	19,058
Net Operating Income (NOI)
Stabilized	8,882	8,450	6,638	1,603	2,193	0	27,766
Non-Stabilized(1)	366	3,560	82	158	106	0	4,272

Net operating income	$9,248	$12,010	$6,720	$1,761	$2,299	$0	$32,038

Reconciliation of NOI to net income available to common shareholders
Interest	$(4,861)	$(5,697)	$(2,853)	$(557)	$(1,043)	$(209)	$(15,220)
Depreciation/amortization	(3,067)	(5,408)	(2,052)	(480)	(653)	(319)	(11,979)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,237)	(1,237)
Operating expenses	0	0	0	0	0	(319)	(319)
Non-operating income	0	0	0	0	0	1,008	1,008
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	1,320	905	1,815	724	603	(1,076)	4,291

Gain (loss) on sale of other investments	0	0	0	0	0	0	0
Minority interest portion of operating partnership income	0	0	0	0	0	(1,054)	(1,054)
Minority interest portion of other partnerships’ (income) loss	0	0	0	0	0	12	12
Income from continuing operations	1,320	905	1,815	724	603	(2,118)	3,249
Discontinued operations, net of minority interest(2)	40	0	3	0	(187)	349	205
NET INCOME	1,360	905	1,818	724	416	(1,769)	3,454
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,360	$905	$1,818	$724	$416	$(2,362)	$2,861

1.    For 3rd Quarter 2008 and 3rd Quarter 2007, stabilized properties excluded:

Multi-family Residential -    17 South Main Apartments, Minot, ND; Arbors Apartments, S. Sioux City, NE; Indian Hills, Sioux City, IA; Quarry Ridge Apartments, Rochester, MN; Rum River Apartments, Isanti, MN and St. Cloud Student Housing, St. Cloud, MN.

Commercial Office -        17 South Main, Minot, ND; Corporate Center West, Omaha, NE; Farnam Executive Center, Omaha, NE; Flagship, Eden Prairie, MN; Gateway Corporate, Woodbury, MN; Highlands Ranch I, Highlands Ranch, CO; Miracle Hills One, Omaha, NE; Pacific Hills, Omaha, NE; Riverport, Maryland Heights, MO; Timberlands, Leawood, KS and Woodlands Plaza, Maryland Heights, MO.

Commercial Medical -      2828 Chicago Avenue, Minneapolis, MN; Fox River Cottages, Grand Chute, WI and St. Michaels, St. Michael, MN.

Commercial Industrial -   Bloomington 2000, Bloomington, MN and Roseville 2929, Roseville, MN.

Commercial Retail -         17 South Main, Minot, ND; Dakota West Plaza, Minot, ND and Weston Walgreens, Weston, WI.

Also excluded from Stabilized Properties in Q3 2008 and Q3 2007 are Sold Properties: 405 Grant Avenue Apartments, Harvey, ND and Minnetonka Office Building, Minnetonka, MN.

2.    Discontinued operations include: Glencoe C-Store, Glencoe, MN; Park East Apartments, Fargo, ND; Faribault Checker, Faribault, MN; Long Prairie C-Store, Long Prairie, MN; Long Prairie Unimproved Land, Long Prairie, MN; Paynesville C-Store, Paynesville, MN; Prior Lake I & III Strip Center, Prior Lake, MN; Wedgewood Sweetwater, Lithia Spring, GA and Clearwater Apartments, Boise, ID.

Stabilized Properties & Overall Economic Occupancy Levels by Segment
Q3 2008 vs. Q3 2007

	Stabilized Properties		All Properties
Segments	3rd QTR	3rd QTR	3rd QTR	3rd QTR
	2008	2007	2008	2007

Multi-family Residential	93.7%	93.2%	93.1%	93.2%
Commercial Office	90.8%	90.3%	91.3%	92.3%
Commercial Medical	95.2%	96.8%	95.4%	96.9%
Commercial Industrial	93.9%	96.4%	94.3%	96.6%
Commercial Retail	87.1%	89.4%	87.4%	89.7%

Stabilized Economic Occupancy Levels by Segment

Commercial Leasing Summary
Three and Nine Months ended 01/31/08

	New	Renew(1)	3rd Quarter 2008 Total	New	Renew(1)	Year-To-Date Total
Gross Leasing Square Footage
Commercial Office	27,718	234,818	262,536	84,058	477,726	561,784
Commercial Medical	21,381	25,836	47,217	39,500	31,497	70,997
Commercial Industrial	19,674	0	19,674	69,821	1,200	71,021
Commercial Retail	10,341	9,101	19,442	29,139	81,534	110,673

Total	79,114	269,755	348,869	222,518	591,957	814,475

Weighted Average Term (yrs)
Commercial Office	4.6	4.5	4.5	4.5	4.0	4.3
Commercial Medical	10.5	3.9	6.1	10.2	4.4	6.6
Commercial Industrial	3.0	0	3.0	3.0	3.0	3.0
Commercial Retail	2.7	3.0	2.9	3.8	3.1	3.3

Total	4.8	4.0	4.3	4.9	3.7	4.2

Rental Rate Increases:
Rate on expiring leases
Commercial Office			$11.06			$11.87
Commercial Medical			19.65			21.05
Commercial Industrial			4.03			3.84
Commercial Retail			10.24			9.94

Total			$11.27			$10.83

Rate on new and renewal leases
Commercial Office	$14.91	$8.53	$9.21	$14.82	$10.76	$11.37
Commercial Medical	24.25	19.27	21.52	23.97	19.83	22.13
Commercial Industrial	2.75	0	2.75	2.93	11.55	3.08
Commercial Retail	11.31	9.68	10.55	8.89	7.02	7.52

Total	$13.94	$9.60	$10.58	$11.94	$10.73	$11.06

Percentage Increase (decrease)
Commercial Office			(16.7%)			(4.2%)
Commercial Medical			9.5%			5.1%
Commercial Industrial			(31.8%)			(19.8%)
Commercial Retail			3.0%			(24.3%)

Total			(6.1%)			2.1%

(1)     Remaining lease are not necessarily leases expiring in that period.

Commercial Leasing Summary
Continued from previous page

Three and Nine Months ended 01/31/08

	3rd Quarter 2008			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollar
Tenant Improvements
Commercial Office	$446,006	$556,021	$1,002,027	$1,313,336	$1,310,067	$2,623,403
Commercial Medical	778,347	194,938	973,285	1,065,573	327,563	1,393,136
Commercial Industrial	18,630	0	18,630	23,630	0	23,630
Commercial Retail	61,000	0	61,000	234,686	119,492	354,178

Subtotal	$1,303,983	$750,959	$2,054,942	$2,637,225	$1,757,122	$4,394,347

Tenant Improvements per square foot
Commercial Office	$16.09	$2.37	$3.82	$15.62	$2.74	$4.67
Commercial Medical	36.40	7.55	20.61	26.98	10.40	19.62
Commercial Industrial	0.95	0	0.95	0.34	0	0.33
Commercial Retail	5.90	0	3.14	8.05	1.47	3.20

Subtotal	$16.48	$2.78	$5.89	$11.85	$2.97	$5.40

Leasing Costs
Commercial Office	$179,140	$309,014	$488,154	$428,043	$996,239	$1,424,282
Commercial Medical	209,860	67,176	277,036	285,602	79,856	365,458
Commercial Industrial	14,609	0	14,609	32,662	0	32,662
Commercial Retail	22,479	11,868	34,347	34,377	20,974	55,351

Subtotal	$426,088	$388,058	$814,146	$780,684	$1,097,069	$1,877,753

Leasing Costs per square foot
Commercial Office	$6.46	$1.32	$1.86	$5.09	$2.09	$2.54
Commercial Medical	9.82	2.60	5.87	7.23	2.54	5.15
Commercial Industrial	0.74	0	0.74	0.47	0	0.46
Commercial Retail	2.17	1.30	1.77	1.18	0.26	.050

Subtotal	$5.39	$1.44	$2.33	$3.51	$1.85	$2.31

Tenant Improvements and Leasing Costs
Commercial Office	$625,146	$865,035	$1,490,181	$1,741,379	$2,306,306	$4,047,685
Commercial Medical	988,207	262,114	1,250,321	1,351,175	407,419	1,758,594
Commercial Industrial	33,239	0	33,239	56,292	0	56,292
Commercial Retail	83,479	11,868	95,347	269,063	140,466	409,529

Total	$1,730,071	$1,139,017	$2,869,088	$3,417,909	$2,854,191	$6,272,100

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$22.55	$3.68	$5.68	$20.72	$4.83	$7.21
Commercial Medical	46.22	10.15	26.48	34.21	12.94	24.77
Commercial Industrial	1.69	0	1.69	0.81	0	0.79
Commercial Retail	8.07	1.30	4.90	9.23	1.72	3.70

Total	$21.87	$4.22	$8.22	$15.36	$4.82	$7.70

Multi-Family Residential Summary

	Months Ended
	01/31/2008	10/31/2007	07/31/2008	04/30/2007	01/31/2007
Number of Units	9,548	9,397	9,397	9,397	8,816
Investment Per Unit	$53,161	$52,708	$52,324	$52,005	$53,451

Average Scheduled Rent per Unit
Stabilized	700.91	696.49	694.55	693.61	692.43
Non-Stabilized	549.88	540.09	533.40	466.02	711.36
	684.68	680.80	678.38	672.71	693.21

Total Receipts per Unit
Stabilized	666.13	666.50	648.51	641.25	640.30
Non-Stabilized	499.61	503.70	471.41	439.76	660.70
	648.24	650.16	630.73	622.74	641.13
Occupancy %
Stabilized	93.7%	94.1%	92.6%	92.5%	93.2%
Non-Stabilized	87.2%	89.8%	82.3%	93.1%	93.9%
	93.1%	93.8%	91.8%	92.5%	93.2%

Operating Expenses as a % of Scheduled Rent
Stabilized	44.4%	45.3%	43.1%	45.3%	41.9%
Non-Stabilized	44.9%	46.4%	47.5%	45.6%	45.5%
Total	44.4%	45.4%	43.5%	45.4%	42.0%

10 Largest Tenants—Based on Annualized Rent
January 31, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Edgewood Vista Senior Living, Inc.	12	148	6.3%	677,996	6.9%
St. Lukes Hospital of Duluth, Inc.	6	90	4.0%	198,775	2.0%
Applied Underwriters	3	109	2.5%	141,724	1.4%
Best Buy Co., Inc. (NYSE: BBY)	2	34	2.3%	224,650	2.3%
UGS Corp.	1	43	1.9%	122,567	1.2%
HealthEast Care System	1	133	1.9%	114,316	1.2%
Microsoft (Nasdaq: MSFT)	1	67	1.7%	122,040	1.2%
Smurfit - Stone Container (Nasdaq: SSCC)	2	95	1.7%	424,147	4.3%
Allina Health System	5	36	1.6%	87,589	0.9%
Nebraska Orthopedic Hospital	1	255	1.5%	61,758	0.6%

Total/Weighted Average		84	25.4%	2,175,562	22.0%

Lease Expirations
January 31, 2008

Fiscal Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Commercial Office:
2008	15	156,442	3.8%	$2,269,095	$14.50	4.3%
2009	70	595,559	14.5%	6,134,598	10.30	11.5%
2010	77	679,395	16.5%	8,136,294	11.98	15.2%
2011	61	602,686	14.6%	8,705,064	14.44	16.3%
2012	40	724,673	17.6%	10,146,229	14.00	19.0%
2013 and thereafter	60	1,359,903	33.0%	17,988,642	13.23	33.7%

	323	4,118,658	100.0%	$53,379,922	$12.96	100.0%

Commercial Medical :
2008	1	11,039	0.7%	$153,114	$13.87	0.6%
2009	22	72,469	4.4%	1,451,486	20.03	5.4%
2010	21	44,738	2.7%	853,657	19.08	3.2%
2011	12	44,651	2.7%	802,697	17.98	3.0%
2012	26	106,222	6.5%	2,168,119	20.41	8.1%
2013 and thereafter	69	1,367,052	83.0%	21,333,359	15.61	79.7%

	151	1,646,171	100.0%	$26,762,432	$16.26	100.0%

Commercial Industrial:
2008	1	1,200	0.0%	$10,800	$9.00	0.1%
2009	5	149,473	6.1%	556,953	3.73	5.9%
2010	6	262,957	10.7%	839,286	3.19	9.0%
2011	11	998,918	40.5%	3,593,149	3.60	38.3%
2012	2	237,066	9.6%	640,078	2.70	6.8%
2013 and thereafter	11	816,069	33.1%	3,743,361	4.59	39.9%

	36	2,465,683	100.0%	$9,383,627	$3.81	100.0%

Commercial Retail:
2008	8	13,561	1.2%	$141,196	$10.41	1.5%
2009	33	196,626	16.7%	1,358,462	6.91	14.2%
2010	43	201,528	17.1%	1,407,625	6.98	14.7%
2011	33	243,087	20.7%	2,388,281	9.82	24.9%
2012	21	194,616	16.5%	1,086,509	5.58	11.4%
2013 and thereafter	27	326,883	27.8%	3,189,976	9.76	33.3%

	165	1,176,301	100.0%	$9,572,049	$8.14	100.0%

Commercial Total:
2008	25	182,242	1.9%	$2,574,205	$14.13	2.6%
2009	130	1,014,127	10.8%	9,501,499	9.37	9.6%
2010	147	1,188,618	12.6%	11,236,862	9.45	11.3%
2011	117	1,889,342	20.1%	15,489,191	8.20	15.6%
2012	89	1,262,577	13.4%	14,040,935	11.12	14.2%
2013 and thereafter	167	3,869,907	41.2%	46,255,338	11.95	46.7%

	675	9,406,813	100.0%	$99,098,030	$10.53	100.0%

* Annualized Rent is as of January 31, 2008 rental revenue (cash basis) multiplied by 12.

Fiscal 2008 Acquisition Summary
as of January 31, 2008
($’s in thousands)

Acquisition Summary

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	January 31, 2008 Leased Percentage	Investment
Barry Pointe	Kansas City, MO	Commercial Medical	May 2, 2007	18,502	77.9%	100.0%	$3,200
Cedar Lake Business Center	St Louise Park, MN	Commercial Industrial	June 12, 2007	50,400	100.0%	100.0%	4,040
Urbandale 3900 106th Street	Urbandale, IA	Commercial Industrial	June 20, 2007	528,353	86.3%	90.0%	14,000
Plymouth 5095 Nathan Lane	Plymouth, MN	Commercial Office	July 17, 2007	20,528	100.0%	100.0%	2,000
Woodbury 1865 Woodlane	Woodbury, MN	Commercial Industrial	July 17, 2007	69,600	100.0%	100.0%	4,000
610 Business Center	Brooklyn Park, MN	Commercial Office	November 9, 2007	78,560	100.0%	100.0%	6,500
Greenfield Apartments	Omaha, NE	Multi-Family Residential	December 12, 2007	96	96.4%	93.0%	4,700
Intertech Office Building	Fenton, MO	Commercial Office	December 28, 2007	64,607	90.6%	90.6%	7,000
Cottonwood IV Apartments*	Bismarck, ND	Multi-Family Residential	January 2, 2008	67	7.9%	7.9%	6,191

			Total Square Feet	830,550			$51,631
			Total Units	163

*      Development property placed in service January 2, 2008

Fiscal 2007 & 2008 Development Summary
as of January 31, 2008
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost	Cash Cost to Date	Anticipated Construction Completion Date

2828 Chicago Avenue Medical Building, Minneapolis, MN	56,239 square feet	71%	$15,700	$5,095	August 2008

Southdale Medical Building Expansion, Edina, MN	26,000 square feet	75%	9,500	2,979	July 2008

IRET Corporate Plaza, Minot, ND	67 units & 60,100 square feet	33%	17,800	6,660	October 2008

		Total	$43,000	$14,734